                                                                                                      EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                          ---------------------------------
                                                 MATERIAL CONTRACTS

    The following documents of Navistar  International  Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

10.27        Indenture dated as of April 27, 2001,  between  Navistar  Financial  2001-A Owner Trust and The Bank of
             New York,  as Indenture  Trustee,  with  respect to Navistar  Financial  2001-A  Owner Trust.  Filed on
             Registration No. 033-50291.

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